Consent of Independent Certified Public Accountants

                                                                  March 5, 2002

We hereby consent to the use in this Registration Statement on Form SB-2/A, Amendment Number 1 of our report dated January 19, 2002, relating to the financial statements of Star Computing Limited, Inc., and the reference to our firm under the Caption "Experts" in the Prospectus.


                                    /s/ Lesley, Thomas, Schwarz & Postma, Inc.
                                    --------------------------------------------
                                    Lesley, Thomas, Schwarz & Postma, Inc.
                                    A Professional Accountancy Corporation
                                    Newport Beach, California